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                               EXHIBIT 23


                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Annual Report on Form 10K, into Georgia-Pacific Corporation's previously filed Registration StatementNo. 2-93184; Registration Statement No. 2-99381; Registration Statement No. 2-97165; Registration Statement No. 2-99380; Registration Statement No. 2-76072; Registration Statement No. 2-68688; Registration Statement No. 33-5964; Registration Statement No. 33-16528; Registration Statement No. 33-18482; Registration Statement No. 33-21018; Registration Statement No. 33-23776; Registration Statement No. 33-25446; Registration Statement No. 33-26985; Registration Statement No. 33-11341; Registration Statement No. 33-37930; Registration Statement No. 33-38561; Registration Statement No. 33-48331; Registration Statement No. 33-48329; Registration Statement No. 33-48330; Registration Statement No. 33-34810; Registration Statement No. 33-39693; Registration Statement No. 33-43453; Registration Statement No. 33-45892; Registration Statement No. 33-48041; Registration Statement No. 33-51182; Registration Statement No. 33-52815; Registration Statement No. 33-52823; Registration Statement No. 33-62498; Registration Statement No. 33-58664; Registration Statement No. 33-65208; Registration Statement No. 33-48328; PostEffective Amendment No. 1 to Registration Statement No. 2-64516; and PostEffective Amendment No. 5 (with respect to the 1974 Employee Stock Option Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth Plan); Post-Effective Amendment No. 7 (with respect to the Savings and Capital Growth Plan) to Registration Statement No. 2-53427; Registration Statement No. 33-59057; Registration Statement No. 33-60933; Registration Statement No. 3360127 and Registration Statement No. 33-64673.



                                          /s/ ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN
LLP
Atlanta, Georgia